                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                        Date of Report (Date of earliest
                        event reported) October 27, 1994


                                 Tambrands Inc.
             (Exact name of registrant as specified in its charter)



Delaware                            1-8714                      (13-1366500)
(State of                   (Commission File Number)            (IRS Employer
incorporation)                                               Identification No.)



           777 Westchester Avenue, White Plains, New York     10604
            (Address of principal executive offices)     (Zip Code)



                                 (914) 696-6000
                        (Registrant's telephone number,
                              including area code)



                                      N/A
         (Former name or former address, if changed since last report)

Items 1-4.  Not Applicable.

Item 5.     Other Events.

               The Company issued a press release on October 26, 1994.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               99.1      Press Release of the Company dated
                         October 26, 1994.

Item 8.        Not Applicable.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Tambrands Inc.



                                    By /s/Raymond F. Wright
                                    ----------------------------------
                                    Name:   Raymond F. Wright
                                    Title:  Senior Vice President --
                                            Chief Financial Officer



Date:     October 26, 1994

                                 EXHIBIT INDEX



                                                        Sequentially
Exhibit No.    Description                              Numbered Page
- - -----------    -----------                              -------------

   99.1        Press Release of the Company
               dated October 26, 1994.